Taxation	12 Months Ended
Dec. 31, 2025
Taxation [Abstract]
Taxation
7.	Taxation

(a)	Income taxes

(i)	Cayman Islands

The Company was incorporated in the Cayman Islands and conducts most of its business through its subsidiaries located in the PRC and Hong Kong. Under the current laws of the Cayman Islands, the Company is not subject to tax on either income or capital gain. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

(ii)	PRC

The PRC enterprise income tax is calculated based on the taxable income determined under the PRC laws and accounting standards. Under the Corporate Income Tax (“CIT”) Law, which became effective on January 1, 2008, foreign invested enterprises and domestic enterprises are subject to a unified CIT rate of 25%. In accordance with the implementation rules of the CIT Law, a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15% with valid period of three years.

Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink have retained HNTE status through triennial renewals (2017-2019, 2020-2022, 2023-2025), entitling them to a preferential tax rate of 15% as long as they fulfill the HNTE criteria.

The Group’s income before income taxes consisted of:

	Years ended December 31,
(In thousands)	2023	2024	2025
Non-PRC	(2,149)	(1,211)	2,269
PRC	4,673	5,627	5,569
Total	2,524	4,416	7,838

(iii)	Hong Kong

The Company’s subsidiaries incorporated in Hong Kong are subject to profits tax rate of 16.5% on taxable income.

The reconciliations of the income tax expenses for the years ended December 31, 2023, 2024 and 2025 were as follows:

	Years ended December 31,
(In thousands)	2023	2024	2025
Income before income tax	2,524	4,416	7,838
Income tax computed at statutory PRC income tax rate (25%)(i)	631	1,104	1,960
Differential income tax rates applicable to certain entities comprising the Group	74	207	(40)
Effect of tax holiday	(448)	(542)	(549)
Permanent differences(ii)	(174)	(206)	(558)
Change in valuation allowance	133	478	96
Accelerated deductions on research and development expenses(iii)	(146)	(973)	(796)
Adjustments in respect of current tax of previous periods(iv)	—	—	1,412
Income tax expenses	70	68	1,525
(i)	The PRC statutory income tax rate was used because the majority of the Group’s operations are based in the PRC.

(ii)	Permanent differences primarily represent non-deductible expenses.

(iii)	This amount represents tax incentives relating to the research and development expenses of certain major operating subsidiaries in the PRC.

(iv)	In 2025 and February 2026, the Inland Revenue Department (the “IRD”) in Hong Kong had issued protective profits tax assessments in an aggregate amount of HK$11.0 million (approximately equivalent to US$1.4 million) for the years of assessment from 2018/2019 to 2019/2020. The Group has lodged objections against these protective profits tax assessments and the IRD has agreed to hold over the tax demanded for these years of assessment on the condition that the Group purchased tax reserve certificates in an aggregate amount of HK$9.4 million (approximately equivalent to US$1.2 million), which has been recorded under “Prepayments and other assets” to the financial statement in 2025.

The per share effect of the tax holidays are as follows:

	Years ended December 31,
(In thousands)	2023	2024	2025
Effect of tax holiday	(448)	(542)	(549)
Per share effect – basic and diluted	(0.00)	(0.00)	(0.00)

(b)	Deferred tax assets

Deferred income tax expense reflects the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred tax assets are as follows:

	Years ended December 31,
(In thousands)	2023	2024	2025
Deferred tax assets
Net operating loss carryforwards	19,187	18,924	18,953
Accrued expenses and others	(2,250)	(1,509)	(1,442)
Less: valuation allowance	(16,937)	(17,415)	(17,511)
Net deferred tax assets	—	—	—

Movement of valuation allowance

	Years ended December 31,
(In thousands)	2023	2024	2025
Balance at beginning of the year	16,804	16,937	17,415
Change of valuation allowance	133	478	96
Balance at end of the year	16,937	17,415	17,511

Valuation allowance is provided against deferred tax assets when the Group determines that it is more-likely-than-not that the deferred tax assets will not be utilized in the future. The Group considers positive and negative evidence to determine whether some portion or all of the deferred tax assets will be more-likely-than-not realized. This assessment considers, among other matters, the nature, frequency and severity of recent losses and forecasts of future profitability. These assumptions require significant judgment and the forecasts of future taxable income are consistent with the plans and estimates the Group is using to manage the underlying businesses. Valuation allowances are established for deferred tax assets based on a more likely than not threshold. The Group’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income within the carry forward periods provided for in the tax law. The Group has provided a full valuation allowance for the deferred tax assets as of December 31, 2023, 2024 and 2025, as management is not able to conclude that the future realization of those net operating loss carries forwards and other deferred tax assets are more likely than not. The statutory rate of 15% to 25%, depending on which entity, was applied when calculating deferred tax assets.

As of December 31, 2023, 2024 and 2025, the Group had net operating loss carryforwards of approximately US$129,654 thousand and US$130,504 thousand and US$132,351 thousand respectively, which arose from the subsidiaries established in Hong Kong and PRC. As of December 31, 2023, 2024 and 2025, the Group does not believe that sufficient positive evidence exists to conclude that the recoverability of deferred tax assets is more likely than not to be realized. Consequently, the Group has provided full valuation allowance on the related deferred tax assets.

According to the Circular of relevant governmental regulatory authorities of Taxation on Extending the Loss Carry-over Period of High-tech Enterprises and High-tech SMEs (Cai Shui [2018] No. 76), from January 1, 2018, the enterprises that have the qualifications of high-tech enterprises or high-tech SMEs will be able to make up for the losses that have not been completed in the previous five years before the qualification year. The longest carry-over period is extended from 5 years to 10 years. As of December 31, 2025, the net operating loss carry forwards arose from Shenzhen Ucloudlink Technology Limited and Shenzhen uCloudlink will expire during the period from 2026 to 2035, if unused.

(c)	Uncertain tax position

The Group evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2023, 2024 and 2025, the Group did not have any significant unrecognized uncertain tax positions. The Group does not anticipate any significant increase to our liability for unrecognized tax benefit within the next 12 months. Interest and penalties related to income tax matters, if any, is included in income tax expense.